                                                                    EXHIBIT 10.4


                             THIRD AMENDMENT TO THE

                   COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN


         WHEREAS, CHS/Community Health Systems, Inc. (the "Company") has previously established and currently maintains the Community Health Systems, Inc. 401(k) Plan (the "Plan"); and

         WHEREAS, the Company has retained the right to amend the Plan in
Section 8.1 of the Plan; and

         WHEREAS, the Company wishes to amend the Plan to clarify provisions relating to eligibility for Employer Matching Contributions under the Plan, effective as of January 1, 2004; and

         WHEREAS, the Company wishes to amend the Plan in connection with the acquisition of Galesburg Cottage Hospital to include special provisions relating to the transfer and assignment to the Plan of the accounts of participants in the Galesburg Cottage Hospital Retirement Plan, effective as of July 1, 2004; and

         WHEREAS, the Company wishes to amend the Plan exhibits relating to eligibility and employer contributions; and

         WHEREAS, the Board of Directors has approved of such amendment to the Plan.

         NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of the dates set forth herein:

         1. The following subsection shall be added to the Plan as Section 4.1(h), effective as of July 1, 2004:

                  (h) The amount of the total after-tax contributions made by Participants who were participants in the Galesburg Cottage Hospital Retirement Plan prior to July 1, 2004, which contributions were transferred to the Plan.

         2. Paragraph (2) of subsection (b) of Section 4.4 of the Plan, "Allocation of Contribution, Forfeitures and Earnings," is hereby deleted and replaced in its entirety as follows, effective as of January 1, 2004:

         (2) With respect to the Employer Matching Contribution made pursuant to
         Section 4. l(b), except for the Employer Elective Contribution to another plan maintained by the Employer, to each Participant's matching Account in an amount to be determined in accordance with Section 4.1(b). Such Account shall be subject to the applicable vesting schedule. Only Participants who are actively employed at the beginning of the last day of the Plan Year by the Employer or an Affiliated Employer whose Employees are eligible for a matching contribution

                                                                    EXHIBIT 10.4


         under Section 4.1(b) shall be eligible to share in the Employer Matching Contribution for the year. However, if a Participant incurs a 1-Year Break in Service while still employed by the Employer, such Participant will not be eligible to share in any matching contributions for future Plan Years until the Participant completes 500 Hours of Service during a Plan Year, at which point the Participant will be eligible to share in the Employer Matching Contributions for all succeeding Plan Years in accordance with the other provisions of the Plan. Notwithstanding the foregoing, a Participant who is employed by the Employer or an Affiliated Employer whose Employees are eligible for a matching contribution under Section 4.1(b) and who retires (normal or late), has a Total and Permanent Disability, or dies during the Plan Year, shall be deemed to have been employed at the beginning of the last day of such Plan Year.

         3. Subsection (e) is hereby added to Section 6.10 of the Plan, "Pre-Retirement Distribution," as follows, effective July 1, 2004:

                  (e) Notwithstanding any provision of this Section 6.10 to the contrary, pre-retirement distributions may be made pursuant to Section 6.10(a) from the vested portion of a Participant's Account that is attributable to employer matching contributions under the Galesburg Cottage Hospital Retirement Plan.

         4. Paragraph (1) of Section 5 of the Good Faith Amendment of the Community Health Systems, Inc. 401(k) Plan for the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "EGTRRA Addendum") is hereby deleted and replaced in its entirety, effective July 1, 2004:

                  1. Effective March 1, 2002, with the consent of the Administrator, provided the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer, amounts may be transferred (within the meaning of Code Section 414(l)) to this Plan in a direct rollover from a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions, an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions, and an eligible plan under section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. Notwithstanding the preceding sentence, effective July 1, 2004, amounts attributable to after-tax employee contributions may be transferred to this Plan from the Galesburg Cottage Hospital Retirement Plan.

         5. Exhibits A, B, and C of the Plan are hereby deleted and replaced in their entirety in substantially the same form as set forth in the Exhibits attached hereto, effective as of the dates set forth therein.

         6. Except as otherwise provided in this Third Amendment, the Plan shall remain in full force and effect.

                                                                    EXHIBIT 10.4


         SIGNED this 18th day of May, 2004, effective as of the dates set forth herein.




                                    CHS/COMMUNITY HEALTH SYSTEMS, INC.




                                    By:    /s/ LINDA K PARSONS
                                           ------------------------------------

                                    Title: Vice President
                                           ------------------------------------

                                                                    EXHIBIT 10.4


                       CHS/COMMUNITY HEALTH SYSTEMS, INC.

                   WRITTEN CONSENT OF THE BOARD OF DIRECTORS


         The undersigned, being all of the members of the Board of Directors of CHS/Community Health Systems, Inc. (the "Company"), do hereby consent to the taking of this action without a meeting, and, as evidenced by their signatures below, the following resolutions are hereby adopted, ratified, and confirmed:

         WHEREAS, the Company has previously established and currently maintains the Community Health Systems, Inc. 401(k) Plan (the "Plan"); and

         WHEREAS, the Company has retained the right to amend the Plan in
Section 8.1 of the Plan; and

         WHEREAS, the Company wishes to amend the Plan to clarify provisions relating to eligibility for Employer Matching Contributions under the Plan, effective as of January 1, 2004; and

         WHEREAS, the Company wishes to amend the Plan in connection with the acquisition of Galesburg Cottage Hospital to include special provisions relating to the transfer and assignment to the Plan of the accounts of participants in the Galesburg Cottage Hospital Retirement Plan, effective July 1, 2004; and

         WHEREAS, the Company wishes to amend the Plan exhibits relating to eligibility and employer contributions; and

         WHEREAS, the directors have received a copy of the Third Amendment to the Plan attached hereto for such purposes and wish to approve of the Third Amendment to the Plan.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan be and the same is hereby amended as reflected in the Third Amendment, effective as of the dates set forth therein.

         BE IT FURTHER RESOLVED, that any officer of the Company be and he or she is hereby authorized and directed to execute the attached Third Amendment and to take all other such actions, and to sign all such other documents, as may be necessary to carry out the intent of the foregoing resolutions.

         SIGNED this 18th day of May, 2004, effective as of the dates set forth herein.

                                             /s/ WAYNE T. SMITH
                                             -----------------------------------
                                             Wayne T. Smith

                                             /s/ W. LARRY CASH
                                             -----------------------------------
                                             W. Larry Cash

                                             /s/ RACHEL A. SEIFERT
                                             -----------------------------------
                                             Rachel A. Seifert

                                                                    EXHIBIT 10.4

                                    EXHIBIT A

                                   ELIGIBILITY

         Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply to eligibility to participate in the Plan under
Section 1.17:

1. Effective as of July 1, 2002, Employees of Northampton Hospital Corporation shall be eligible to participate in the Plan including Employees whose employment is governed by a collective bargaining agreement between the Affiliated Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining.

2. Effective as of January 1, 2003, Employees of Watsonville Hospital Corporation shall not be Eligible Employees except for Employees who have ever been Highly Compensated Employees of Watsonville Hospital Corporation and who are not Employees whose employment is governed by a collective bargaining agreement between the Affiliated Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining.

3. Effective for the period beginning August 1, 2003, and ending December 31, 2003, Employees of Pottstown Hospital Company, LLC who are hospital-based physicians shall not be eligible to participate in the Plan. For purposes of the foregoing, "hospital-based physician" means a physician Employee of Pottstown Hospital Company, LLC whose primary place of employment is Pottstown Memorial Medical Center.

4. Effective for the period beginning August 1, 2003, and ending December 31, 2003, Employees of Pottstown Imaging Center, LLC shall be eligible to participate in the Plan for purposes of allocation of the discretionary contribution described in Exhibit C; provided, however, that such Employees shall not be eligible to make elective contributions under the Plan.

5. Effective as of July 1, 2004, Employees of Pottstown Hospital Company, LLC whose employment is governed by a collective bargaining agreement between the Affiliated Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining shall be eligible to participate in the Plan.

                                                                    EXHIBIT 10.4




                                   EXHIBIT B

                        EMPLOYER MATCHING CONTRIBUTIONS


         Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply to the Employer matching contributions under
Section 4.1(b) of the Plan:

1. Effective as of January 1, 2002, Eligible Employees of Northampton Hospital Corporation whose employment is governed by a collective bargaining agreement shall not be eligible to share in matching contributions made pursuant to Section 4.1(b).

2. Effective as of January 1, 2003, the matching contribution made on behalf of those Participants who are eligible to share in matching contributions and who are employed by Northampton Hospital Corporation shall be 50% of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year. For the period beginning on July 1, 2002, and ending on December 31, 2002, the discretionary matching contribution was 50% of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year.

3. For the Plan Years beginning January 1, 2003, and ending December 31, 2004, each Employee of Petersburg Hospital Company, LLC who is a Participant in the Plan and (i) has at least 1,000 Hours of Service for an Affiliated Employer during the applicable Plan Year, and (ii) is otherwise eligible to share in matching contributions shall receive a discretionary matching contribution in an amount equal to:

                  (A) 1/3 of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year if the Participant has at least one (1) but no more than nine (9) Years of Service;

                  (B) 1/2 of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year if the Participant has at least ten (10) but no more than nineteen (19) Years of Service; and

                  (C) 2/3 of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year if the Participant has at least twenty (20) Years of Service.

         Notwithstanding the foregoing, an Employee of Petersburg Hospital Company, LLC who is a Participant in the Plan and is a Highly Compensated Employee who is eligible to share in matching contributions for the Plan Year shall only receive a discretionary matching contribution that is a percentage of such Participant's Elective Contribution for the Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year.


                                      B-l

                                                                    EXHIBIT 10.4

4. Effective as of August 1, 2003, each Employee of Pottstown Hospital Company, LLC who is a Participant in the Plan shall not be eligible to share in matching contributions made pursuant to Section 4.1(b). Notwithstanding the foregoing, effective as of January 1, 2004, each Employee of Pottstown Hospital Company, LLC who is a Participant in the Plan and (i) is a Highly Compensated Employee, and (ii) is otherwise eligible to share in matching contributions for the Plan Year shall receive a discretionary matching contribution that is a percentage of such Participant's Elective Contribution for the Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year. Notwithstanding the foregoing, effective for the Plan Year beginning January 1, 2004, each physician Employee of Pottstown Hospital Company, LLC who is a Participant in the Plan and (i) is not a hospital-based physician, (ii) is a Non-Highly Compensated Employee, and (iii) is otherwise eligible to share in matching contributions shall receive a discretionary matching contribution in an amount equal to fifty percent (50%) of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year. For purposes of the foregoing, "hospital-based physician" means a physician Employee of Pottstown Hospital Company, LLC whose primary place of employment is Pottstown Memorial Medical Center.

5. For the period beginning August 1, 2003, and ending December 31, 2004, each Employee of Pottstown Clinic Company, LLC who is a Participant in the Plan and (i) has at least 1,000 Hours of Service for the Affiliated Employer during the applicable Plan Year, (ii) is a Non-Highly Compensated Employee, and (iii) is otherwise eligible to share in matching contributions shall receive a discretionary matching contribution in an amount equal to fifty percent (50%) of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year.

6. For the period beginning January 1, 2004, and ending December 31, 2004, each Employee of Pottstown Imaging Center, LLC who is a Participant in the Plan and (i) has at least 1,000 Hours of Service for the Affiliated Employer during the applicable Plan Year, (ii) is a Non-Highly Compensated Employee, and (iii) is otherwise eligible to share in matching contributions shall receive a discretionary matching contribution in an amount equal to fifty percent (50%) of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year.

                                                                    EXHIBIT 10.4

                                   EXHIBIT C
                         EMPLOYER SPECIAL CONTRIBUTIONS

         Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply to the Employer special contributions in
Section 4.1(g) of the Plan:

         1. The Employer shall make a special one-time contribution of $500 to the Plan as of August 1, 2002, for each Eligible Employee who was eligible to participate in the Easton Hospital Employees' Pension Plan immediately prior to June 30, 2002. Such contribution shall be 100% vested and shall be made regardless of an Eligible Employee's election not to participate in the Plan.

         2. Effective for the period beginning August 1, 2003, and ending December 31, 2003, each Participant who is an Employee of Pottstown Imaging Center, LLC and who completes at least 1,000 Hours of Service for the Pottstown Imaging Center, LLC during a Plan Year shall receive an allocation of a discretionary contribution in an amount equal to 3% of the Participant's Compensation for such Plan Year. If the discretionary contribution allocated to such Participants is not large enough to provide such an allocation to all such Participants, each Participant shall receive a fractional share of the discretionary contribution, the numerator of which is the Participant's Compensation and the denominator of which is the total Compensation of all similarly situated Participants. The Vested portion of such Participant's Account attributable to the Employer's discretionary contribution shall be a percentage of the total amount credited to the Participant's Account, determined on the basis of Years of Service and prior service credits, if any, according to the following schedule:

         Years of Service                             Vesting Percentage
          Less than 5                                          0%
          5 or more                                          100%

                                      C-1